UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2010

The Ensign Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA	92691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 487-9500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors (the “Board”) of The Ensign Group, Inc. (the “Company”) appointed a special committee consisting solely of “independent directors” as such term is defined in Marketplace Rule 5605(b)(1) of the NASDAQ Stock Market Rules. The membership of the special committee includes the following Board members: Van R. Johnson, Antoinette T. Hubenette, Thomas A. Maloof and John G. Nackel. Van R. Johnson and John G. Nackel have been appointed to serve as Co-Chairmen of the special committee.

The special committee was formed to represent the Board’s, the Company’s and the shareholder’s interests in addressing allegations and related matters arising from or in connection with the investigation being conducted by the U.S. Department of Justice (“DOJ”) into the billing and reimbursement processes of some of our operating subsidiaries, which has been disclosed and discussed in all of the Company’s public filings since the Company went public in 2007. The special committee has been empowered to act on behalf of the Board with respect to these matters, and has been granted authority to, among other things, retain independent legal counsel and other third-party consultants to facilitate its work. The Board’s quality assurance and compliance committee has been monitoring the Company’s response with respect to the DOJ investigation prior to the appointment of this special committee, and is expected to continue working with the Board, the special committee and management to facilitate the resolution of the matter. The special committee will dissolve at the time the DOJ investigation is concluded, or such earlier time as the Board determines that it is no longer necessary.

On September 9, 2010, the Company issued a press release announcing that it will participate in the Stifel Nicolaus 2010 Healthcare Conference to be held on September 15-17, 2010 in Boston, Massachusetts. A copy of the press release related to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The foregoing information in this Current Report, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated September 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

/s/ SUZANNE D. SNAPPER

Chief Financial Officer

Dated: September 9, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated September 9, 2010